EXHIBIT 10.44

            FOURTH AMENDMENT  TO  STOCK  PURCHASE  AGREEMENT
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          This  FOURTH  AMENDMENT,  dated  as  of  February  2, 1998, TO STOCK
PURCHASE AGREEMENT dated as of September 2, 1997, as amended as of September 30, 1997, October 31, 1997 and November 30, 1997 (collectively, the "Stock Purchase Agreement"), between The Strategic Transaction Company (the "Purchaser") and Triton International Petroleum, Inc. (the "Seller") relating to the purchase of certain shares of common stock of Triton Pipeline Colombia, Inc.

                     W  I  T  N  E  S  S  E  T  H:
                     -  -  -  -  -  -  -  -  -  -

          WHEREAS, the Purchaser and Seller are parties to the Stock Purchase Agreement;

          WHEREAS, pursuant to Section 11.6 of the Stock Purchase Agreement, the Stock Purchase Agreement may be amended if in writing and signed by duly authorized representatives of the Purchaser and Seller; and

          WHEREAS, the Purchaser and the Seller desire to extend the date set forth in Section 4.2 of the Stock Purchase Agreement on or prior to which the Closing shall have occurred.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. DEFINED TERMS. All defined terms used herein which are not otherwise defined shall have the meaning set forth in the Stock Purchase Agreement.

          2. AMENDMENT. (a) The Purchaser and Seller hereby agree to amend Section 3.2 of the Stock Purchase Agreement such that it reads in its entirety as follows:

          3.2. Payment of Purchase Price. Payment of the aggregate Purchase Price shall be made by wire transfer of immediately available funds into the account designated by the Seller.

(b) The Purchaser and Seller hereby agree to amend Section 4.1 of the Stock Purchase Agreement such that it reads in its entirety as follows:

          4.1. Closing Date. Subject to the satisfaction of the conditions set forth in Sections 8.1 and 8.2 hereof (or the waiver thereof by the party entitled to waive that condition), the closing of the sale and purchase of the TPC Shares provided for in Section 2.1 hereof (the "Closing") shall take place on or prior to February 2, 1998. The date on which the Closing shall be held is referred to in this Agreement as the "Closing Date."

(c) The Purchaser and Seller hereby agree to amend Section 4.2 of the Stock Purchase Agreement such that it reads in its entirety as follows:

          4.2. Termination of Agreement. This Agreement may be terminated prior to the Closing at the election of the Purchaser or the Seller (the "Terminating Party") on February 2, 1998, if the Closing shall not have occurred by the close of business on such date as a result of the determination by the Terminating Party, in its sole and absolute discretion, that any of the conditions set forth in Section 8.1 or Section 8.2 hereof, as applicable, have not been satisfied as of such date.

(d) The Purchaser and Seller hereby agree to amend Section 4.4 of the Stock Purchase Agreement such that it reads in its entirety as follows:

          4.4. Effect of Termination. In the event that this Agreement is terminated as provided in Section 4.2 hereof, each of the parties shall be relieved of their duties and obligations arising under this Agreement on and after the date of such termination and such termination shall be without liability to the Purchaser or the Seller.

(e) The Purchaser and Seller hereby agree to amend Section 4.5 of the Stock Purchase Agreement by deleting such Section in its entirety.

(f) The Purchaser and Seller hereby agree to amend Section 4.6 of the Stock Purchase Agreement by deleting such Section in its entirety.

(g) The Purchaser and Seller hereby agree to amend Section 7.9 of the Stock Purchase Agreement such that it reads in its entirety as follows:

          7.9. Sale of the TPC Shares by the Purchaser. (a) In the event the Purchaser determines to sell the TPC Shares, the Purchaser shall so inform the Seller in writing at least 30 days prior to the date the Purchaser enters into a binding commitment with respect to such sale (the "Sale Date"), stating the name and address of the proposed transferee (the "Offeror") to the extent identified and such information is not confidential, and the other terms and conditions of such proposed disposition, including any consideration proposed to be received for the TPC Shares (and, if the proposed disposition is to be wholly or partly for consideration other than cash or an indebtedness of the Offeror, the notice shall state the amount of the cash consideration, if any, and shall describe all such non-monetary consideration). Notwithstanding the foregoing, the Purchaser shall have no obligation to give such notice if the Seller, Triton Colombia, Inc. or any of their respective direct or indirect parent companies are in bankruptcy or insolvency proceedings. Additionally, notwithstanding the foregoing, if there has occurred any event of default with respect to the Seller or any of its direct or indirect parent companies under any agreement which requires the payment of more than $50,000,000 to any other party or parties thereto, the notice specified in this Section 7.9(a) shall be delivered to the Seller by the Purchaser no more than three business days prior to the Sale Date. In order to secure the rights of the Seller under this Section 7.9, TPC shall not, and the Purchaser shall not permit TPC to, sell or otherwise dispose of any shares of Ocensa owned by TPC except under conditions that would permit the Purchaser to sell the TPC Shares.

          (b) Notwithstanding the foregoing, in the event of any sale by the Purchaser of the TPC Shares to any Person other than the Seller or one of its Affiliates, prior to consummating such sale, the Purchaser shall obtain the agreement of such Person, for the additional benefit of the Seller, that such Person shall not acquire any interest in the name "Triton" or any name confusingly similar to such name, and that such Person, as soon as is practicable following the consummation of such sale, will change the name of TPC to a name that does not contain the word "Triton" or any name confusingly similar thereto and will cease to use the name "Triton" in the conduct of the business of TPC.

(h) The Purchaser and Seller hereby agree to amend Section 7.10 of the Stock Purchase Agreement such that it reads in its entirety as follows:

          7.10.   Release  of  Liens.  [Intentionally  Omitted]

(i) The Purchaser and Seller hereby agree to amend Section 9.2(b)(i) of the Stock Purchase Agreement such that it reads in its entirety as follows:

          9.2(b)(i) the Purchase Price, in immediately available funds in the manner specified in Section 3.2 hereof;

(j) The Purchaser and Seller hereby agree to amend Section 11.3 of the Stock Purchase Agreement such that it reads in its entirety as follows:

          11.3. Expenses. The Seller agrees to pay on or about the Closing Date all reasonable transaction fees, costs and expenses of the Purchaser and its representatives incurred in connection with the negotiation and execution of this Agreement and the Seller Documents and the consummation of the transactions contemplated hereby and thereby.

          3.      RATIFICATION.    As amended by this Amendment, the Stock
Purchase Agreement is in all respects ratified and confirmed, including, without limitation, Section 4.5 thereof, and the Stock Purchase Agreement as so amended by this Amendment shall be read, taken and construed as one and the same instrument.

          4. FURTHER ASSURANCES. Each of the parties hereto agrees to execute, acknowledge, deliver, file, record and publish such further certificates, instruments, agreements and other documents, and to take all such further action as may be required by law or reasonably requested by the requesting party in furtherance of the purposes, objectives and intentions underlying this Amendment and not inconsistent with the terms hereof.

          5. SUCCESSORS. This Amendment shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

          6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

          7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date and year first above written.


                         THE  STRATEGIC  TRANSACTION  COMPANY


                         By:  ________________________________
                              Name:
                              Title:


                         TRITON  INTERNATIONAL  PETROLEUM,  INC.


                         By:  ________________________________
                              Name:
                              Title:

AGREED  AND  ACCEPTED:

TRITON  ENERGY  LIMITED


By:
     Name:
     Title:


TRITON  PIPELINE  COLOMBIA,  INC.


By:
     Name:
     Title: